Exhibit 99.2

WesBanco

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MR A SAMPLE
DESIGNATION (IF ANY)
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Admission Ticket

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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on November 16, 2007.

Vote by Internet

- Log on to the Internet and go to **www.investorvote.com**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposal — The WesBanco Board of Directors unanimously recommends a vote FOR Proposal 1.

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	For	Against	Abstain
1. Approval of the issuance of WesBanco common stock, par value $2.0833 per share, in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of July 19, 2007, by and among WesBanco, WesBanco Bank, Inc., a West Virginia banking corporation and a wholly owned subsidiary of WesBanco, Oak Hill Financial, Inc. ("Oak Hill"), an Ohio corporation and Oak Hill Banks, an Ohio state-chartered bank and a wholly owned subsidiary of Oak Hill, and adoption of the merger agreement and approval of the related merger of Oak Hill with and into WesBanco as contemplated by the merger agreement.	☐	☐	☐

2. To act on such other matters as may properly come before the special meeting or any adjournment or postponement of the special meeting.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

(Please sign exactly as your name(s) appears hereon. When signing as Attorney, Executor, Administrator, Trustee, Guardian, etc., give full title as such. If you are signing for someone else, you must send documentation with this Proxy, certifying your authority to sign. If stock is jointly owned, each joint owner should sign.)

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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<STOCK#> 00SGGA

Special Meeting of Shareholders SPECIAL MEETING November 16, 2007 ADMISSION TICKET Please present this ticket for admittance of the shareholder(s) named above. Admittance will be based upon availability of seating. 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — WESBANCO, INC. WHEELING, WEST VIRGINIA 26003 SPECIAL MEETING OF SHAREHOLDERS — NOVEMBER 16, 2007 The undersigned hereby constitutes and appoints Roland L. Hobbs, R. Peterson Chalfant and John A. Welty, or any one of them, attorneys and proxies, with full power of substitution, to represent the undersigned at the Special Meeting of the Shareholders of WesBanco, Inc. (“WesBanco”), to be held at 1 p.m., E.S.T., in the 7th Floor Board Room of WesBanco’s offices located at One Bank Plaza, Wheeling, West Virginia, 26003, on November 16, 2007, and at any adjournment or adjournments thereof, with full powers then possessed by the undersigned. The above named proxies are instructed to vote all the undersigned’s shares of stock on the proposals set forth in the Notice of Special Meeting of Shareholders as specified and are authorized in their discretion to vote upon such other business as may properly come before the meeting or any adjournment thereof. This Proxy relates to shares owned by the undersigned. Each share of common stock is entitled to one vote. This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. A proxy that is returned properly signed but without direction as to voting will be voted “FOR” approval. Copies of the Notice of Special Meeting of Shareholders have been received by the undersigned. THE WESBANCO BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE WESBANCO SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT THE MERGER AGREEMENT AND APPROVE THE MERGER AND THE RELATED ISSUANCE OF SHARES OF WESBANCO COMMON STOCK IN THE MERGER. RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR THE INTERNET; NO POSTAGE IS NECESSARY IF MAILED FROM THE UNITED STATES (Continued and to be signed on reverse side.)

WesBanco

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Special Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposal — The WesBanco Board of Directors unanimously recommends a vote FOR Proposal 1.

	For	Against	Abstain
1. Approval of the issuance of WesBanco common stock, par value $2.0833 per share, in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of July 19, 2007, by and among WesBanco, WesBanco Bank, Inc., a West Virginia banking corporation and a wholly owned subsidiary of WesBanco, Oak Hill Financial, Inc. ("Oak Hill"), an Ohio corporation and Oak Hill Banks, an Ohio state-chartered bank and a wholly owned subsidiary of Oak Hill, and adoption of the merger agreement and approval of the related merger of Oak Hill with and into WesBanco as contemplated by the merger agreement.	☐	☐	☐

2. To act on such other matters as may properly come before the special meeting or any adjournment or postponement of the special meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

(Please sign exactly as your name(s) appears hereon. When signing as Attorney, Executor, Administrator, Trustee, Guardian, etc., give full title as such. If you are signing for someone else, you must send documentation with this Proxy, certifying your authority to sign. If stock is jointly owned, each joint owner should sign.)

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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<STOCK#> 00SGHA

3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — WESBANCO, INC. WHEELING, WEST VIRGINIA 26003 SPECIAL MEETING OF SHAREHOLDERS — NOVEMBER 16, 2007 The undersigned hereby constitutes and appoints Roland L. Hobbs, R. Peterson Chalfant and John A. Welty, or any one of them, attorneys and proxies, with full power of substitution, to represent the undersigned at the Special Meeting of the Shareholders of WesBanco, Inc. (“WesBanco”), to be held at 1 p.m., E.S.T., in the 7th Floor Board Room of WesBanco’s offices located at One Bank Plaza, Wheeling, West Virginia, 26003, on November 16, 2007, and at any adjournment or adjournments thereof, with full powers then possessed by the undersigned. The above named proxies are instructed to vote all the undersigned’s shares of stock on the proposals set forth in the Notice of Special Meeting of Shareholders as specified and are authorized in their discretion to vote upon such other business as may properly come before the meeting or any adjournment thereof. This Proxy relates to shares owned by the undersigned. Each share of common stock is entitled to one vote. This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. A proxy that is returned properly signed but without direction as to voting will be voted “FOR” approval. Copies of the Notice of Special Meeting of Shareholders have been received by the undersigned. THE WESBANCO BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE WESBANCO SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT THE MERGER AGREEMENT AND APPROVE THE MERGER AND THE RELATED ISSUANCE OF SHARES OF WESBANCO COMMON STOCK IN THE MERGER. RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE; NO POSTAGE IS NECESSARY IF MAILED FROM THE UNITED STATES (Continued and to be signed on reverse side.)